UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): January 7, 2004

                              AMIS HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

          021-46008                                      33-0918993
   (Commission File Number)                   (IRS Employer Identification No.)

       2300 BUCKSKIN ROAD, POCATELLO,                          83201
                  IDAHO                                      (Zip Code)
    (Address of Principal Executive Offices)

                                 (208) 233-4690
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation D Disclosure

Attached hereto as Exhibit 99.1, and incorporated herein by reference, is information regarding the Company's appointment of Colin Slade to its Board of Directors.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AMIS HOLDINGS, INC.

Date: January 7, 2004             By: /s/ Brent D. Jensen
                                  ---------------------------------------------
                                  Name: Brent Jensen
                                  Title: Senior Vice President, Chief Financial
                                  Officer and Secretary